UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2008
CKX, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17436	27-0118168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	650 Madison Avenue	10022
	New York, New York	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: 212-838-3100
(Former Name or Former Address, if
Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

     CKX does not, as a matter of course, make public projections as to future performance or earnings and is especially wary of making projections for extended earnings periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with its financing for the previously disclosed merger transaction between 19X and CKX, 19X has prepared certain financial projections for Elvis Presley Enterprises (“EPE”). Further, in connection with 19X’s recently announced Option Agreement transaction with FX Real Estate and Entertainment Inc., 19X presented these projections to FXRE senior management and the FXRE board of directors for their review in connection with the approval of the transaction. The projections prepared by 19X are based on information provided by CKX and EPE in accordance with certain obligations of CKX under the merger agreement with 19X, including its obligation to provide cooperation reasonably requested by 19X in connection with its financing of the merger transaction.
     In connection with its announcement of the transaction with 19X, FXRE has, with the consent of 19X, disclosed a compilation of the aforementioned projections in a Current Report on Form 8-K filed March 4, 2008. Based on this disclosure to the public, we have determined to provide this same compilation in order to ensure full and equal dissemination of the information to our investors. The inclusion of this information should not be regarded as an indication that any member of the Company’s senior management or the board of directors, considers it to be a reliable prediction of future results.
     The internal financial forecasts, upon which the projections were based, are subjective in many respects. The projections have not been audited or otherwise reviewed for reasonableness or accuracy by any professional advisors. The projections reflect numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and beyond the control, of EPE, 19X or CKX. The projections also reflect estimates and assumptions related to the business of EPE that are inherently subject to significant economic, political, and competitive uncertainties, all of which are difficult to predict and many of which are beyond EPE’s control. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly different than projected. In no event are these projections to be construed as a representation or warranty, express or implied, that the projected results will be obtained. Each stockholder or potential investor of CKX should make an independent judgment with respect to the reasonableness of the financial projections and assumptions.
     Projections of this type are based on estimates and assumptions that are inherently subject to factors such as the factors described under “Forward-Looking Statements” below, which factors may cause the financial projections or the underlying assumptions to be inaccurate. Since the projections cover multiple years, such information by its nature becomes less reliable with each successive year.
     For the foregoing reasons, as well as the bases and assumptions on which the financial projections were compiled, the inclusion of a compilation of these financial projections in this Form 8-K should not be regarded as an indication that such projections will be an accurate prediction of future events, and they should not be relied on as such. Except as required by applicable securities laws, the Company does not intend to update or otherwise revise the financial projections or the compilation presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. The financial projections do not take into account any circumstances or events occurring after the date they were prepared.

     Set forth below is a compilation of the financial projections that were prepared by 19X as described above.
Elvis Presley Enterprises
5 Year Plan

	2008	2009	2010	2011	2012	2013
(in 000’s)	Budget	Plan	Plan	Plan	Plan	Plan

Licensing/royalties	$17,458	$18,331	$19,247	$20,210	$21,220	$22,281
Graceland operations	29,063	30,516	32,042	50,679	65,039	68,290
Other	13,345	10,790	2,929	3,118	4,820	3,528
Cirque shows	—	—	15,156	45,555	48,148	49,723
FXRE	9,000	9,000	18,000	18,000	21,600	45,376

Total revenue	$68,866	$68,637	$87,375	$137,563	$160,827	$189,199

Total OIBDAN (1)	$29,005	$31,743	$54,933	$101,120	$119,995	$147,642

Maintenance Capex	$1,248	$1,310	$1,376	$1,445	$1,517	$1,593
Growth Capex	9,100	19,015	52,000	12,000	10,000	—

Total Capex	$10,348	$20,325	$53,376	$13,445	$11,517	$1,593

(1)	OIBDAN is a financial measure of operating income (loss) before non-cash depreciation of tangible assets and non-cash amortization of intangible assets and non-cash compensation. 19X considers OIBDAN to be an important indicator of the future operational strengths and performance of Elvis Presley Enterprises and one of the critical measures it uses to evaluate its business, including the ability to provide cash flows to service debt. However, a limitation of the use of OIBDAN as a performance measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenue. Accordingly, OIBDAN should be considered in addition to, not as a substitute for, operating income (loss), net income (loss) and other measures of financial performance reported in accordance with U.S. Generally Accepted Accounting Principles (GAAP) as OIBDAN is not a GAAP equivalent measurement.
The information in this Report is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.
Forward Looking Statements
Statements in this Current Report that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially. For further information regarding risks and uncertainties associated with CKX’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of CKX’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at CKX’s website at www.ckx.com or at the SEC’s website at www.sec.gov.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CKX, INC.
BY: /s/ Howard J. Tytel
	Name:	Howard J. Tytel
DATE: March 4, 2008	Title:	Senior Executive Vice President, Director of Legal and Governmental Affairs